UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2014
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2014, under authority delegated by the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Peabody Energy Corporation (the “Company”) the forms of agreements to be used in documenting the January 2, 2014 awards made pursuant to the Peabody Energy Corporation 2011 Long-Term Equity Incentive Plan (the “Plan”) were approved. Copies of the form of Non-Qualified Stock Option Agreement, Restricted Stock Agreement and Performance Units Agreement for executive officers other than Gregory H. Boyce are attached hereto as Exhibits 10.1, 10.2 and 10. 3 and incorporated by reference. The form of Non-Qualified Stock Option Agreement for Mr. Boyce is attached hereto as Exhibit 10.4 and incorporated by reference.

The forms of award agreements reflect the following significant changes from the form agreements previously filed with the SEC: (a) the award agreements now include a “double-trigger” change in control provision such that vesting is accelerated only if the executive’s employment is terminated within 12 months following a change in control, provided such termination is by the Company without cause or by the executive for good reason ; (b) the 2014 Performance Unit award metrics include a Return on Mining Assets metric at a 50% weighting to supplement and balance the total shareholder return (“TSR”) metric; (c) the 2014 Performance Units provide that the maximum payout cannot exceed 100% if TSR performance is at or above the 50th percentile but is negative; and (d) the 2014 Performance Unit coal comparator group has been expanded to include the Market Vectors Coal Index to reflect the global nature of the Company’s business and better align comparisons between coal comparators and the S&P 500 Index (excluding financial services companies).

On April 23, 2014, the independent members of the Company's Board of Directors, upon the recommendation of the Compensation Committee, replaced Mr. Boyce’s 2014 Performance Unit award under the Plan with a new cash-settled performance unit award made outside the Plan. The new award has the same value and performance metrics as were provided for in his original 2014 Performance Unit award made under the Plan, but will be paid, to the extent earned, in cash rather than through the delivery of Company stock. A copy of the Cash-Settled Performance Units Agreement for Mr. Boyce is attached hereto as Exhibit 10.5 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Non-Qualified Stock Option Agreement under the 2011 Long-Term Equity Incentive Plan (effective for awards to executive officers other than Gregory H. Boyce on and after January 2, 2014).
10.2	Form of Restricted Stock Agreement under the 2011 Long-Term Equity Incentive Plan (effective for awards on and after January 2, 2014).
10.3	Form of Performance Units Agreement under the 2011 Long-Term Equity Incentive Plan (effective for awards on and after January 2, 2014).
10.4	Form of Non-Qualified Stock Option Agreement under the 2011 Long-Term Equity Incentive Plan (effective for awards to Gregory H. Boyce on and after January 2, 2014).
10.5	Cash-Settled Performance Units Agreement effective April 25, 2014 between Peabody Energy Corporation and Gregory H. Boyce.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
April 25, 2014	By:	/s/ Kenneth L. Wagner
Name: Kenneth L. Wagner
Title: Vice President, General Counsel- Corporate and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Non-Qualified Stock Option Agreement under the 2011 Long-Term Equity Incentive Plan (effective for awards to executive officers other than Gregory H. Boyce on and after January 2, 2014).
10.2	Form of Restricted Stock Agreement under the 2011 Long-Term Equity Incentive Plan (effective for awards on and after January 2, 2014).
10.3	Form of Performance Units Agreement under the 2011 Long-Term Equity Incentive Plan (effective for awards on and after January 2, 2014).
10.4	Form of Non-Qualified Stock Option Agreement under the 2011 Long-Term Equity Incentive Plan (effective for awards to Gregory H. Boyce on and after January 2, 2014).
10.5	Cash-Settled Performance Units Agreement effective April 25, 2014 between Peabody Energy Corporation and Gregory H. Boyce.

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